Exhibit 24

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Mary Margaret Heaton, J. Hunter Knowles and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Helen Ballard
Helen Ballard

Date: March 26, 2019

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Mary Margaret Heaton, J. Hunter Knowles and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Thomas C. Gallagher
Thomas C. Gallagher

Date: March 26, 2019

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Mary Margaret Heaton, J. Hunter Knowles and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Virginia A. Hepner
Virginia A. Hepner

Date: March 26, 2019

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Mary Margaret Heaton, J. Hunter Knowles and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ John R. Holder
John R. Holder

Date: March 26, 2019

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Mary Margaret Heaton, J. Hunter Knowles and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Stephen S. Lanier
Stephen S. Lanier

Date: March 26, 2019

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Mary Margaret Heaton, J. Hunter Knowles and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Dennis M. Love
Dennis M. Love

Date: March 26, 2019

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Mary Margaret Heaton, J. Hunter Knowles and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Clarence H. Smith
Clarence H. Smith

Date: March 26, 2019

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Mary Margaret Heaton, J. Hunter Knowles and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Clyde C. Tuggle
Clyde C. Tuggle

Date: March 26, 2019

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Mary Margaret Heaton, J. Hunter Knowles and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ E. Jenner Wood III
E. Jenner Wood III

Date: March 26, 2019